UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2012

SMARTHEAT INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34246	98-0514768
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A-1, 10, Street 7 Shenyang Economic and Technological Development Zone Shenyang, China	110141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 24-2519-7699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

Effective November 23, 2012, the Board of Directors of SmartHeat Inc., a Nevada corporation (the “Company”), in accordance with section 3(h) of the Company’s Articles of Incorporation, Nevada Revised Statute 78.120 and NASDAQ Marketplace Rule 5620(c), amended section 1.07(a) of the Company’s bylaws to decrease the number of stockholders who must be represented in person or by proxy to constitute a quorum for the transaction of business at any meeting of the Company’s stockholders from a majority to 33 1/3% of the voting power of the Company’s common stock.  NASDAQ Marketplace Rule 5620(a) requires that the Company hold an annual meeting at which a quorum is present no later than December 31, 2012.

A copy of the Amended and Restated Bylaws of the Company is attached hereto as Exhibit 3(ii).2 and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit                    Description

3(ii).2                      Amended and Restated Bylaws of the Company, effective November 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTHEAT INC.
(Registrant)
Date: November 29, 2012	By:	/s/ Oliver Bialowons
	Name:	Oliver Bialowons
	Title:	President